EXHIBIT 99

                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of November 1, 2004

                                    aggregate


Selection Criteria: aggregate
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 3,486
Current Balance: $1,626,647,338
Average Current Balance: $466,623
Gross Weighted Average Mortgage Interest Rate: 4.24843%
Net Weighted Average Mortgage Interest Rate: 3.98843%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 65.72%
Gross Margin: 2.583%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.248%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 738
Percentage of Interest Only Loans: 40.010%


2. ARM Type

-----------------------------------------------------------------------------
ARM Type                                   Count       Balance      Percent
-----------------------------------------------------------------------------
5/1 ARMs                                     3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------



3. Balance

-----------------------------------------------------------------------------
Balance                                    Count       Balance      Percent
-----------------------------------------------------------------------------
Conforming Balance Only                        685    $152,443,394     9.40%
Jumbo and Conforming Balance                 2,801   1,474,203,944      90.6
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


4. Original Principal Balance

-----------------------------------------------------------------------------
Original Principal Balance                 Count       Balance      Percent
-----------------------------------------------------------------------------
Less than or equal to $200,000.00              296     $44,889,523     2.80%
$200,000.01 to $300,000.00                     290      73,656,640       4.5
$300,000.01 to $400,000.00                     799     288,823,149      17.8
$400,000.01 to $500,000.00                     916     412,333,571      25.3
$500,000.01 to $600,000.00                     529     290,169,530      17.8
$600,000.01 to $700,000.00                     326     207,798,153      12.8
$700,000.01 to $800,000.00                      96      71,286,292       4.4
$800,000.01 to $900,000.00                      66      56,543,472       3.5
$900,000.01 to $1,000,000.00                   137     133,267,146       8.2
$1,000,000.01 and over                          31      47,879,862       2.9
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


5. Current Mortgage Interest Rate

-----------------------------------------------------------------------------
Current Mortgage Interest Rate             Count       Balance      Percent
-----------------------------------------------------------------------------
3.500% to 3.749%                                 1        $981,831     0.10%
3.750% to 3.999%                                 1         644,000         0
4.000% to 4.249%                                19       7,041,105       0.4
4.250% to 4.499%                             3,465   1,617,980,402      99.5
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

-----------------------------------------------------------------------------
Remaining Terms to Stated Maturity         Count       Balance      Percent
-----------------------------------------------------------------------------
225                                              1        $385,345     0.00%
234                                              1         142,281         0
294                                              1         353,151         0
333                                              1         390,525         0
334                                              4       2,103,618       0.1
335                                             13       5,913,749       0.4
336                                             15       6,254,183       0.4
337                                              8       3,449,496       0.2
338                                              4       2,130,140       0.1
339                                              6       2,540,019       0.2
340                                              6       3,170,939       0.2
341                                             14       7,551,428       0.5
342                                             20       8,781,913       0.5
343                                             33      13,200,613       0.8
344                                            182      84,834,108       5.2
345                                            407     194,096,434      11.9
346                                            312     153,075,970       9.4
347                                            111      58,139,484       3.6
348                                             54      27,229,298       1.7
349                                             43      20,872,586       1.3
350                                             58      22,880,980       1.4
351                                             73      33,562,094       2.1
352                                            137      63,837,754       3.9
353                                            760     348,763,731      21.4
354                                          1,025     468,832,978      28.8
355                                            139      65,856,848         4
356                                             18       7,501,948       0.5
357                                             21       8,836,429       0.5
358                                             12       6,890,291       0.4
359                                              5       3,473,224       0.2
360                                              2       1,595,779       0.1
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

-----------------------------------------------------------------------------
Original Loan-To-Value Ratio               Count       Balance      Percent
-----------------------------------------------------------------------------
0.001% to 50.000%                              463    $249,661,142    15.30%
50.001% to 60.000%                             454     239,623,608      14.7
60.001% to 70.000%                             908     472,220,386        29
70.001% to 75.000%                             274     128,510,128       7.9
75.001% to 80.000%                           1,312     512,258,759      31.5
80.001% to 85.000%                               8       2,961,263       0.2
85.001% to 90.000%                              41      14,639,583       0.9
90.001% to 95.000%                              25       6,249,653       0.4
95.001% to 100.000%                              1         522,816         0
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


8. FICO Score

-----------------------------------------------------------------------------
FICO Score                                 Count       Balance      Percent
-----------------------------------------------------------------------------
N/A                                             15      $6,944,383     0.40%
500 to 619                                       7       3,786,588       0.2
620 to 649                                      65      31,571,695       1.9
650 to 679                                     219     102,490,745       6.3
680 to 719                                     784     363,846,466      22.4
720 to 759                                   1,172     555,377,361      34.1
760 to 849                                   1,224     562,630,100      34.6
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


9. Geographic Areas

-----------------------------------------------------------------------------
Geographic Areas                           Count       Balance      Percent
-----------------------------------------------------------------------------
AK                                               2        $184,242     0.00%
AL                                              13       4,602,083       0.3
AR                                               4       1,663,917       0.1
AZ                                              50      17,391,186       1.1
CA                                           1,713     863,694,193      53.1
CO                                             152      65,320,235         4
CT                                              49      30,450,929       1.9
DC                                              31      13,548,210       0.8
DE                                               2         816,207       0.1
FL                                             137      54,694,174       3.4
GA                                             103      34,339,279       2.1
HI                                              14       6,105,850       0.4
IA                                              11       3,018,983       0.2
ID                                               3         683,752         0
IL                                             188     100,314,524       6.2
IN                                               5       1,603,764       0.1
KS                                              11       4,776,604       0.3
KY                                               6       2,040,358       0.1
LA                                               2         488,905         0
MA                                              92      46,130,452       2.8
MD                                              59      24,881,542       1.5
ME                                               1         422,599         0
MI                                              51      23,091,883       1.4
MN                                              58      23,401,835       1.4
MO                                              18       9,077,700       0.6
MS                                               2         642,722         0
MT                                               3         492,109         0
NC                                              48      16,920,407         1
NE                                               4       1,395,627       0.1
NH                                               3       1,314,989       0.1
NJ                                              83      41,873,819       2.6
NM                                               7       1,787,334       0.1
NV                                              24       8,472,312       0.5
NY                                              75      39,572,360       2.4
OH                                              31      11,861,848       0.7
OK                                               2       1,152,783       0.1
OR                                              18       7,384,009       0.5
PA                                              34      16,280,329         1
RI                                               3       1,209,971       0.1
SC                                              28       8,449,700       0.5
TN                                              11       2,723,187       0.2
TX                                              87      34,864,296       2.1
UT                                              11       3,542,096       0.2
VA                                             137      53,425,864       3.3
WA                                              84      34,797,067       2.1
WI                                              13       4,525,764       0.3
WV                                               1         324,990         0
WY                                               2         890,344       0.1
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


10. Index

-----------------------------------------------------------------------------
Index                                      Count       Balance      Percent
-----------------------------------------------------------------------------
1CM                                          2,364  $1,084,302,095    66.70%
LB1                                          1,122     542,345,243      33.3
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


11. Gross Margin

-----------------------------------------------------------------------------
Gross Margin                               Count       Balance      Percent
-----------------------------------------------------------------------------
2.25%                                        1,122    $542,345,243    33.30%
2.75%                                        2,364   1,084,302,095      66.7
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


12. Rate Ceiling

-----------------------------------------------------------------------------
Rate Ceiling                               Count       Balance      Percent
-----------------------------------------------------------------------------
8.500% to 8.999%                                 2      $1,625,831     0.10%
9.000% to 9.499%                             3,484   1,625,021,506      99.9
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


13. Months to First Adjustment Date

-----------------------------------------------------------------------------
Months to First Adjustment Date            Count       Balance      Percent
-----------------------------------------------------------------------------
33                                               1        $390,525     0.00%
34                                               4       2,103,618       0.1
35                                              13       5,913,749       0.4
36                                              15       6,254,183       0.4
37                                               8       3,449,496       0.2
38                                               4       2,130,140       0.1
39                                               6       2,540,019       0.2
40                                               6       3,170,939       0.2
41                                              14       7,551,428       0.5
42                                              20       8,781,913       0.5
43                                              33      13,200,613       0.8
44                                             182      84,834,108       5.2
45                                             408     194,481,779        12
46                                             312     153,075,970       9.4
47                                             111      58,139,484       3.6
48                                              54      27,229,298       1.7
49                                              43      20,872,586       1.3
50                                              58      22,880,980       1.4
51                                              73      33,562,094       2.1
52                                             137      63,837,754       3.9
53                                             760     348,763,731      21.4
54                                           1,027     469,328,410      28.9
55                                             139      65,856,848         4
56                                              18       7,501,948       0.5
57                                              21       8,836,429       0.5
58                                              12       6,890,291       0.4
59                                               5       3,473,224       0.2
60                                               2       1,595,779       0.1
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


14. Delinquency

-----------------------------------------------------------------------------
Delinquency                                Count       Balance      Percent
-----------------------------------------------------------------------------
Current                                      3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


15. Property Type

-----------------------------------------------------------------------------
Property Type                              Count       Balance      Percent
-----------------------------------------------------------------------------
Single Family Dwelling                       3,048  $1,464,922,386    90.10%
Low-rise Condominium                           330     115,179,770       7.1
High-rise Condominium                           83      35,800,240       2.2
Planned Unit Development                        10       4,145,825       0.3
Multi-family - 2 Units                           8       3,942,294       0.2
Co-op                                            7       2,656,823       0.2
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


16. Occupancy Code

-----------------------------------------------------------------------------
Occupancy Code                             Count       Balance      Percent
-----------------------------------------------------------------------------
Primary Residence                            3,296  $1,552,984,446    95.50%
Second Home                                    190      73,662,891       4.5
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


17. Purpose

-----------------------------------------------------------------------------
Purpose                                    Count       Balance      Percent
-----------------------------------------------------------------------------
Rate-Term Refinance                          1,803    $907,495,273    55.80%
Purchase                                     1,420     600,402,130      36.9
Cash-Out Refinance                             263     118,749,934       7.3
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


18. Documentation Type

-----------------------------------------------------------------------------
Documentation Type                         Count       Balance      Percent
-----------------------------------------------------------------------------
Full Documentation                           2,094  $1,009,087,468    62.00%
Asset Only                                     954     413,903,329      25.4
Income Only                                    199     102,914,376       6.3
No Doc                                         239     100,742,164       6.2
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
-----------------------------------------------------------------------------


19. Interest Only

-----------------------------------------------------------------------------
Interest Only                              Count       Balance      Percent
-----------------------------------------------------------------------------
N                                            2,014    $975,829,503    60.00%
Y                                            1,472     650,817,835        40
-----------------------------------------------------------------------------
Total:                                       3,486  $1,626,647,338   100.00%
----------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                            Goldman, Sachs & Co.
                               WFMBS 2004-EE
                           As of November 1, 2004

            Conforming Balance Only Jumbo and Conforming Balance


Selection Criteria: Conforming Balance Only
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 685
Current Balance: $152,443,394
Average Current Balance: $222,545
Gross Weighted Average Mortgage Interest Rate: 4.24632%
Net Weighted Average Mortgage Interest Rate: 3.98632%
Original Term: 360
Remaining Term: 352
Age: 8
Weighted Average Original Loan-to-Value Ratio: 73.92%
Gross Margin: 2.732%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.246%
Months to First Adjustment Date: 52
Weighted Average FICO Score: 742
Percentage of Interest Only Loans: 85.757%


2. ARM Type

------------------------------------------------------------------------
ARM Type                              Count       Balance      Percent
------------------------------------------------------------------------
5/1 ARMs                                  685    $152,443,394   100.00%
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------


3. Balance

------------------------------------------------------------------------
Balance                               Count       Balance      Percent
------------------------------------------------------------------------
Conforming Balance Only                   685    $152,443,394   100.00%
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



4. Original Principal Balance

------------------------------------------------------------------------
Original Principal Balance            Count       Balance      Percent
------------------------------------------------------------------------
Less than or equal to $200,000.00         288     $44,020,928    28.90%
$200,000.01 to $300,000.00                285      72,427,149      47.5
$300,000.01 to $400,000.00                111      35,591,317      23.3
$400,000.01 to $500,000.00                  1         404,000       0.3
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



5. Current Mortgage Interest Rate

------------------------------------------------------------------------
Current Mortgage Interest Rate        Count       Balance      Percent
------------------------------------------------------------------------
4.000% to 4.249%                           12      $2,242,008     1.50%
4.250% to 4.499%                          673     150,201,385      98.5
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



6. Remaining Terms to Stated Maturity

------------------------------------------------------------------------
Remaining Terms to Stated Maturity    Count       Balance      Percent
------------------------------------------------------------------------
234                                         1        $142,281     0.10%
334                                         1         313,088       0.2
335                                         2         564,000       0.4
336                                         1         308,497       0.2
337                                         1         299,188       0.2
342                                         3         797,047       0.5
343                                        10       1,839,803       1.2
344                                        24       5,663,766       3.7
345                                        43       9,283,179       6.1
346                                        27       6,082,369         4
347                                        15       3,136,719       2.1
348                                         7       1,768,395       1.2
349                                         9       2,117,013       1.4
350                                        19       4,083,166       2.7
351                                        21       4,389,713       2.9
352                                        45      10,578,708       6.9
353                                       151      33,304,854      21.8
354                                       253      56,026,972      36.8
355                                        35       7,695,995         5
356                                         7       1,376,788       0.9
357                                         7       1,870,797       1.2
358                                         1         244,896       0.2
359                                         1         285,600       0.2
360                                         1         270,560       0.2
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



7. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count       Balance      Percent
------------------------------------------------------------------------
0.001% to 50.000%                          51     $10,871,119     7.10%
50.001% to 60.000%                         42       9,655,914       6.3
60.001% to 70.000%                         69      15,435,387      10.1
70.001% to 75.000%                         48      11,316,444       7.4
75.001% to 80.000%                        440      98,368,062      64.5
80.001% to 85.000%                          1         172,522       0.1
85.001% to 90.000%                         17       3,224,896       2.1
90.001% to 95.000%                         17       3,399,051       2.2
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



8. FICO Score

------------------------------------------------------------------------
FICO Score                            Count       Balance      Percent
------------------------------------------------------------------------
620 to 649                                  3        $547,898     0.40%
650 to 679                                 24       5,459,313       3.6
680 to 719                                182      41,076,224      26.9
720 to 759                                210      46,869,797      30.7
760 to 849                                266      58,490,161      38.4
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



9. Geographic Areas

------------------------------------------------------------------------
Geographic Areas                      Count       Balance      Percent
------------------------------------------------------------------------
AK                                          2        $184,242     0.10%
AL                                          7       1,365,786       0.9
AR                                          1         270,560       0.2
AZ                                         25       4,472,262       2.9
CA                                        122      31,249,914      20.5
CO                                         58      12,493,286       8.2
CT                                          3         853,610       0.6
DC                                          5       1,450,110         1
FL                                         61      13,247,093       8.7
GA                                         60      12,152,168         8
HI                                          7       1,720,392       1.1
IA                                          7       1,202,083       0.8
ID                                          3         683,752       0.4
IL                                         21       5,341,744       3.5
IN                                          1         186,966       0.1
KS                                          3         761,583       0.5
KY                                          3         615,033       0.4
LA                                          2         488,905       0.3
MA                                          7       1,756,281       1.2
MD                                         15       3,533,688       2.3
MI                                          9       2,303,062       1.5
MN                                         26       5,340,101       3.5
MO                                          1         331,851       0.2
MS                                          1         241,122       0.2
MT                                          3         492,109       0.3
NC                                         20       4,068,362       2.7
NE                                          1         210,000       0.1
NH                                          1         148,897       0.1
NJ                                          9       2,352,395       1.5
NM                                          6       1,416,334       0.9
NV                                         14       3,057,025         2
NY                                         12       2,972,718         2
OH                                         13       2,614,518       1.7
OK                                          1         280,000       0.2
OR                                          6       1,192,675       0.8
PA                                          7       1,702,189       1.1
RI                                          1         167,548       0.1
SC                                         16       3,079,941         2
TN                                          7       1,225,907       0.8
TX                                         28       5,826,139       3.8
UT                                          5         814,259       0.5
VA                                         52      11,903,856       7.8
WA                                         29       6,037,254         4
WI                                          3         310,683       0.2
WV                                          1         324,990       0.2
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



10. Index

------------------------------------------------------------------------
Index                                 Count       Balance      Percent
------------------------------------------------------------------------
1CM                                       663    $146,985,358    96.40%
LB1                                        22       5,458,036       3.6
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



11. Gross Margin

------------------------------------------------------------------------
Gross Margin                          Count       Balance      Percent
------------------------------------------------------------------------
2.25%                                      22      $5,458,036     3.60%
2.75%                                     663     146,985,358      96.4
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



12. Rate Ceiling

------------------------------------------------------------------------
Rate Ceiling                          Count       Balance      Percent
------------------------------------------------------------------------
9.000% to 9.499%                          685    $152,443,394   100.00%
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



13. Months to First Adjustment Date

------------------------------------------------------------------------
Months to First Adjustment Date       Count       Balance      Percent
------------------------------------------------------------------------
34                                          1        $313,088     0.20%
35                                          2         564,000       0.4
36                                          1         308,497       0.2
37                                          1         299,188       0.2
42                                          3         797,047       0.5
43                                         10       1,839,803       1.2
44                                         24       5,663,766       3.7
45                                         43       9,283,179       6.1
46                                         27       6,082,369         4
47                                         15       3,136,719       2.1
48                                          7       1,768,395       1.2
49                                          9       2,117,013       1.4
50                                         19       4,083,166       2.7
51                                         21       4,389,713       2.9
52                                         45      10,578,708       6.9
53                                        151      33,304,854      21.8
54                                        254      56,169,253      36.8
55                                         35       7,695,995         5
56                                          7       1,376,788       0.9
57                                          7       1,870,797       1.2
58                                          1         244,896       0.2
59                                          1         285,600       0.2
60                                          1         270,560       0.2
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



14. Delinquency

------------------------------------------------------------------------
Delinquency                           Count       Balance      Percent
------------------------------------------------------------------------
Current                                   685    $152,443,394   100.00%
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



15. Property Type

------------------------------------------------------------------------
Property Type                         Count       Balance      Percent
------------------------------------------------------------------------
Single Family Dwelling                    497    $112,357,062    73.70%
Low-rise Condominium                      148      30,836,728      20.2
High-rise Condominium                      29       6,223,450       4.1
Multi-family - 2 Units                      4       1,437,761       0.9
Planned Unit Development                    5       1,194,365       0.8
Co-op                                       2         394,028       0.3
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



16. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                        Count       Balance      Percent
------------------------------------------------------------------------
Primary Residence                         594    $133,379,953    87.50%
Second Home                                91      19,063,441      12.5
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



17. Purpose

------------------------------------------------------------------------
Purpose                               Count       Balance      Percent
------------------------------------------------------------------------
Purchase                                  472    $104,933,424    68.80%
Rate-Term Refinance                       153      34,397,762      22.6
Cash-Out Refinance                         60      13,112,207       8.6
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



18. Documentation Type

------------------------------------------------------------------------
Documentation Type                    Count       Balance      Percent
------------------------------------------------------------------------
Full Documentation                        335     $73,770,353    48.40%
Asset Only                                286      63,915,482      41.9
No Doc                                     52      12,226,303         8
Income Only                                12       2,531,255       1.7
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------



19. Interest Only

------------------------------------------------------------------------
Interest Only                         Count       Balance      Percent
------------------------------------------------------------------------
Y                                         593    $130,730,281    85.80%
N                                          92      21,713,113      14.2
------------------------------------------------------------------------
Total:                                    685    $152,443,394   100.00%
------------------------------------------------------------------------


Selection Criteria: Jumbo and Conforming Balance
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 2,801
Current Balance: $1,474,203,944
Average Current Balance: $526,313
Gross Weighted Average Mortgage Interest Rate: 4.24865%
Net Weighted Average Mortgage Interest Rate: 3.98865%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 64.87%
Gross Margin: 2.568%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.249%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 35.279%



2. ARM Type

------------------------------------------------------------------------
ARM Type                              Count       Balance      Percent
------------------------------------------------------------------------
5/1 ARMs                                2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



3. Balance

------------------------------------------------------------------------
Balance                               Count       Balance      Percent
------------------------------------------------------------------------
Jumbo and Conforming Balance            2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



4. Original Principal Balance

------------------------------------------------------------------------
Original Principal Balance            Count       Balance      Percent
------------------------------------------------------------------------
Less than or equal to $200,000.00           8        $868,594     0.10%
$200,000.01 to $300,000.00                  5       1,229,491       0.1
$300,000.01 to $400,000.00                688     253,231,833      17.2
$400,000.01 to $500,000.00                915     411,929,571      27.9
$500,000.01 to $600,000.00                529     290,169,530      19.7
$600,000.01 to $700,000.00                326     207,798,153      14.1
$700,000.01 to $800,000.00                 96      71,286,292       4.8
$800,000.01 to $900,000.00                 66      56,543,472       3.8
$900,000.01 to $1,000,000.00              137     133,267,146         9
$1,000,000.01 and over                     31      47,879,862       3.2
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



5. Current Mortgage Interest Rate

------------------------------------------------------------------------
Current Mortgage Interest Rate        Count       Balance      Percent
------------------------------------------------------------------------
3.500% to 3.749%                            1        $981,831     0.10%
3.750% to 3.999%                            1         644,000         0
4.000% to 4.249%                            7       4,799,096       0.3
4.250% to 4.499%                        2,792   1,467,779,016      99.6
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



6. Remaining Terms to Stated Maturity

------------------------------------------------------------------------
Remaining Terms to Stated Maturity    Count       Balance      Percent
------------------------------------------------------------------------
225                                         1        $385,345     0.00%
294                                         1         353,151         0
333                                         1         390,525         0
334                                         3       1,790,530       0.1
335                                        11       5,349,749       0.4
336                                        14       5,945,687       0.4
337                                         7       3,150,308       0.2
338                                         4       2,130,140       0.1
339                                         6       2,540,019       0.2
340                                         6       3,170,939       0.2
341                                        14       7,551,428       0.5
342                                        17       7,984,866       0.5
343                                        23      11,360,810       0.8
344                                       158      79,170,342       5.4
345                                       364     184,813,254      12.5
346                                       285     146,993,601        10
347                                        96      55,002,766       3.7
348                                        47      25,460,902       1.7
349                                        34      18,755,572       1.3
350                                        39      18,797,815       1.3
351                                        52      29,172,381         2
352                                        92      53,259,046       3.6
353                                       609     315,458,877      21.4
354                                       772     412,806,006        28
355                                       104      58,160,853       3.9
356                                        11       6,125,160       0.4
357                                        14       6,965,632       0.5
358                                        11       6,645,395       0.5
359                                         4       3,187,624       0.2
360                                         1       1,325,219       0.1
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



7. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count       Balance      Percent
------------------------------------------------------------------------
0.001% to 50.000%                         412    $238,790,023    16.20%
50.001% to 60.000%                        412     229,967,695      15.6
60.001% to 70.000%                        839     456,784,999        31
70.001% to 75.000%                        226     117,193,684       7.9
75.001% to 80.000%                        872     413,890,697      28.1
80.001% to 85.000%                          7       2,788,741       0.2
85.001% to 90.000%                         24      11,414,687       0.8
90.001% to 95.000%                          8       2,850,602       0.2
95.001% to 100.000%                         1         522,816         0
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



8. FICO Score

------------------------------------------------------------------------
FICO Score                            Count       Balance      Percent
------------------------------------------------------------------------
N/A                                        15      $6,944,383     0.50%
500 to 619                                  7       3,786,588       0.3
620 to 649                                 62      31,023,796       2.1
650 to 679                                195      97,031,432       6.6
680 to 719                                602     322,770,242      21.9
720 to 759                                962     508,507,564      34.5
760 to 849                                958     504,139,939      34.2
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



9. Geographic Areas

------------------------------------------------------------------------
Geographic Areas                      Count       Balance      Percent
------------------------------------------------------------------------
AL                                          6      $3,236,297     0.20%
AR                                          3       1,393,357       0.1
AZ                                         25      12,918,924       0.9
CA                                      1,591     832,444,280      56.5
CO                                         94      52,826,949       3.6
CT                                         46      29,597,319         2
DC                                         26      12,098,100       0.8
DE                                          2         816,207       0.1
FL                                         76      41,447,081       2.8
GA                                         43      22,187,111       1.5
HI                                          7       4,385,459       0.3
IA                                          4       1,816,900       0.1
IL                                        167      94,972,780       6.4
IN                                          4       1,416,798       0.1
KS                                          8       4,015,020       0.3
KY                                          3       1,425,325       0.1
MA                                         85      44,374,172         3
MD                                         44      21,347,854       1.4
ME                                          1         422,599         0
MI                                         42      20,788,821       1.4
MN                                         32      18,061,734       1.2
MO                                         17       8,745,849       0.6
MS                                          1         401,600         0
NC                                         28      12,852,045       0.9
NE                                          3       1,185,627       0.1
NH                                          2       1,166,092       0.1
NJ                                         74      39,521,424       2.7
NM                                          1         371,000         0
NV                                         10       5,415,287       0.4
NY                                         63      36,599,642       2.5
OH                                         18       9,247,330       0.6
OK                                          1         872,783       0.1
OR                                         12       6,191,334       0.4
PA                                         27      14,578,141         1
RI                                          2       1,042,423       0.1
SC                                         12       5,369,759       0.4
TN                                          4       1,497,280       0.1
TX                                         59      29,038,157         2
UT                                          6       2,727,837       0.2
VA                                         85      41,522,008       2.8
WA                                         55      28,759,812         2
WI                                         10       4,215,081       0.3
WY                                          2         890,344       0.1
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



10. Index

------------------------------------------------------------------------
Index                                 Count       Balance      Percent
------------------------------------------------------------------------
1CM                                     1,701    $937,316,737    63.60%
LB1                                     1,100     536,887,207      36.4
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



11. Gross Margin

------------------------------------------------------------------------
Gross Margin                          Count       Balance      Percent
------------------------------------------------------------------------
2.25%                                   1,100    $536,887,207    36.40%
2.75%                                   1,701     937,316,737      63.6
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



12. Rate Ceiling

------------------------------------------------------------------------
Rate Ceiling                          Count       Balance      Percent
------------------------------------------------------------------------
8.500% to 8.999%                            2      $1,625,831     0.10%
9.000% to 9.499%                        2,799   1,472,578,113      99.9
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



13. Months to First Adjustment Date

------------------------------------------------------------------------
Months to First Adjustment Date       Count       Balance      Percent
------------------------------------------------------------------------
33                                          1        $390,525     0.00%
34                                          3       1,790,530       0.1
35                                         11       5,349,749       0.4
36                                         14       5,945,687       0.4
37                                          7       3,150,308       0.2
38                                          4       2,130,140       0.1
39                                          6       2,540,019       0.2
40                                          6       3,170,939       0.2
41                                         14       7,551,428       0.5
42                                         17       7,984,866       0.5
43                                         23      11,360,810       0.8
44                                        158      79,170,342       5.4
45                                        365     185,198,600      12.6
46                                        285     146,993,601        10
47                                         96      55,002,766       3.7
48                                         47      25,460,902       1.7
49                                         34      18,755,572       1.3
50                                         39      18,797,815       1.3
51                                         52      29,172,381         2
52                                         92      53,259,046       3.6
53                                        609     315,458,877      21.4
54                                        773     413,159,157        28
55                                        104      58,160,853       3.9
56                                         11       6,125,160       0.4
57                                         14       6,965,632       0.5
58                                         11       6,645,395       0.5
59                                          4       3,187,624       0.2
60                                          1       1,325,219       0.1
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



14. Delinquency

------------------------------------------------------------------------
Delinquency                           Count       Balance      Percent
------------------------------------------------------------------------
Current                                 2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



15. Property Type

------------------------------------------------------------------------
Property Type                         Count       Balance      Percent
------------------------------------------------------------------------
Single Family Dwelling                  2,551  $1,352,565,324    91.70%
Low-rise Condominium                      182      84,343,041       5.7
High-rise Condominium                      54      29,576,791         2
Planned Unit Development                    5       2,951,460       0.2
Multi-family - 2 Units                      4       2,504,533       0.2
Co-op                                       5       2,262,795       0.2
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



16. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                        Count       Balance      Percent
------------------------------------------------------------------------
Primary Residence                       2,702  $1,419,604,493    96.30%
Second Home                                99      54,599,450       3.7
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



17. Purpose

------------------------------------------------------------------------
Purpose                               Count       Balance      Percent
------------------------------------------------------------------------
Rate-Term Refinance                     1,650    $873,097,511    59.20%
Purchase                                  948     495,468,706      33.6
Cash-Out Refinance                        203     105,637,727       7.2
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



18. Documentation Type

------------------------------------------------------------------------
Documentation Type                    Count       Balance      Percent
------------------------------------------------------------------------
Full Documentation                      1,759    $935,317,115    63.40%
Asset Only                                668     349,987,847      23.7
Income Only                               187     100,383,121       6.8
No Doc                                    187      88,515,860         6
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------



19. Interest Only

------------------------------------------------------------------------
Interest Only                         Count       Balance      Percent
------------------------------------------------------------------------
N                                       1,922    $954,116,390    64.70%
Y                                         879     520,087,554      35.3
------------------------------------------------------------------------
Total:                                  2,801  $1,474,203,944   100.00%
------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of November 1, 2004

    Jumbo and Conforming Balance and 1CM Jumbo and Conforming Balance and LB1


Selection Criteria: Jumbo and Conforming Balance and 1CM
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 1,701
Current Balance: $937,316,737
Average Current Balance: $551,039
Gross Weighted Average Mortgage Interest Rate: 4.24891%
Net Weighted Average Mortgage Interest Rate: 3.98891%
Original Term: 360
Remaining Term: 351
Age: 9
Weighted Average Original Loan-to-Value Ratio: 64.82%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.249%
Months to First Adjustment Date: 51
Weighted Average FICO Score: 738
Percentage of Interest Only Loans: 55.487%




2. ARM Type

------------------------------------------------------------------------
ARM Type                              Count      Balance     Percent
------------------------------------------------------------------------
5/1 ARMs                                1,701  $937,316,737   100.00%
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




3. Balance

------------------------------------------------------------------------
Balance                               Count      Balance     Percent
------------------------------------------------------------------------
Jumbo and Conforming Balance            1,701  $937,316,737   100.00%
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




4. Original Principal Balance

------------------------------------------------------------------------
Original Principal Balance            Count      Balance     Percent
------------------------------------------------------------------------
Less than or equal to $200,000.00           5      $612,292     0.10%
$200,000.01 to $300,000.00                  4     1,006,784       0.1
$300,000.01 to $400,000.00                371   136,694,040      14.6
$400,000.01 to $500,000.00                525   236,875,958      25.3
$500,000.01 to $600,000.00                320   175,489,484      18.7
$600,000.01 to $700,000.00                225   143,984,426      15.4
$700,000.01 to $800,000.00                 62    46,076,203       4.9
$800,000.01 to $900,000.00                 51    43,882,667       4.7
$900,000.01 to $1,000,000.00              107   104,815,020      11.2
$1,000,000.01 and over                     31    47,879,862       5.1
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




5. Current Mortgage Interest Rate

------------------------------------------------------------------------
Current Mortgage Interest Rate        Count      Balance     Percent
------------------------------------------------------------------------
3.750% to 3.999%                            1      $644,000     0.10%
4.000% to 4.249%                            4     3,403,575       0.4
4.250% to 4.499%                        1,696   933,269,162      99.6
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




6. Remaining Terms to Stated Maturity

------------------------------------------------------------------------
Remaining Terms to Stated Maturity    Count      Balance     Percent
------------------------------------------------------------------------
225                                         1      $385,345     0.00%
294                                         1       353,151         0
333                                         1       390,525         0
334                                         1       380,401         0
335                                         4     1,917,822       0.2
337                                         2       964,999       0.1
340                                         2     1,079,048       0.1
341                                         7     4,559,342       0.5
342                                         5     2,605,365       0.3
343                                        14     7,442,979       0.8
344                                        74    38,887,576       4.1
345                                       213   109,721,759      11.7
346                                       179    94,796,579      10.1
347                                        62    38,897,882       4.1
348                                        22    13,587,116       1.4
349                                        12     7,592,674       0.8
350                                        17     9,077,786         1
351                                        36    21,200,545       2.3
352                                        74    43,293,806       4.6
353                                       330   181,024,788      19.3
354                                       527   291,163,425      31.1
355                                        86    49,051,656       5.2
356                                         9     5,141,135       0.5
357                                         9     4,650,232       0.5
358                                         8     4,637,955       0.5
359                                         4     3,187,624       0.3
360                                         1     1,325,219       0.1
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count      Balance     Percent
------------------------------------------------------------------------
0.001% to 50.000%                         264  $162,013,108    17.30%
50.001% to 60.000%                        229   140,121,899      14.9
60.001% to 70.000%                        461   269,480,995      28.8
70.001% to 75.000%                        141    75,779,294       8.1
75.001% to 80.000%                        589   282,718,703      30.2
80.001% to 85.000%                          4     1,589,949       0.2
85.001% to 90.000%                          9     4,102,719       0.4
90.001% to 95.000%                          3       987,253       0.1
95.001% to 100.000%                         1       522,816       0.1
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




8. FICO Score

------------------------------------------------------------------------
FICO Score                            Count      Balance     Percent
------------------------------------------------------------------------
N/A                                         4    $1,623,643     0.20%
500 to 619                                  5     3,000,689       0.3
620 to 649                                 26    13,976,966       1.5
650 to 679                                112    57,108,976       6.1
680 to 719                                380   214,734,997      22.9
720 to 759                                585   325,605,254      34.7
760 to 849                                589   321,266,213      34.3
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




9. Geographic Areas

------------------------------------------------------------------------
Geographic Areas                      Count      Balance     Percent
------------------------------------------------------------------------
AL                                          6    $3,236,297     0.30%
AR                                          1       371,066         0
AZ                                         12     6,704,667       0.7
CA                                        926   509,484,429      54.4
CO                                         69    40,121,696       4.3
CT                                         26    19,113,368         2
DC                                         24    11,200,001       1.2
DE                                          2       816,207       0.1
FL                                         64    36,058,292       3.8
GA                                         29    15,619,412       1.7
HI                                          6     3,766,518       0.4
IA                                          4     1,816,900       0.2
IL                                         88    53,560,365       5.7
IN                                          3     1,082,576       0.1
KS                                          2       978,118       0.1
KY                                          1       694,566       0.1
MA                                         48    26,189,695       2.8
MD                                         35    16,577,422       1.8
ME                                          1       422,599         0
MI                                         20    10,520,996       1.1
MN                                         26    14,229,854       1.5
MO                                         10     5,206,661       0.6
MS                                          1       401,600         0
NC                                         16     7,157,466       0.8
NE                                          3     1,185,627       0.1
NH                                          1       726,280       0.1
NJ                                         39    21,782,175       2.3
NM                                          1       371,000         0
NV                                          8     4,068,280       0.4
NY                                         43    26,326,239       2.8
OH                                         13     6,327,016       0.7
OK                                          1       872,783       0.1
OR                                          9     4,972,141       0.5
PA                                         12     7,272,660       0.8
RI                                          1       508,000       0.1
SC                                          9     4,160,732       0.4
TN                                          2       763,850       0.1
TX                                         35    18,141,494       1.9
UT                                          5     2,338,648       0.2
VA                                         53    28,092,102         3
WA                                         41    22,116,836       2.4
WI                                          3     1,069,758       0.1
WY                                          2       890,344       0.1
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




10. Index

------------------------------------------------------------------------
Index                                 Count      Balance     Percent
------------------------------------------------------------------------
1CM                                     1,701  $937,316,737   100.00%
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




11. Gross Margin

------------------------------------------------------------------------
Gross Margin                          Count      Balance     Percent
------------------------------------------------------------------------
2.75%                                   1,701  $937,316,737   100.00%
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




12. Rate Ceiling

------------------------------------------------------------------------
Rate Ceiling                          Count      Balance     Percent
------------------------------------------------------------------------
8.500% to 8.999%                            1      $644,000     0.10%
9.000% to 9.499%                        1,700   936,672,737      99.9
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




13. Months to First Adjustment Date

------------------------------------------------------------------------
Months to First Adjustment Date       Count      Balance     Percent
------------------------------------------------------------------------
33                                          1      $390,525     0.00%
34                                          1       380,401         0
35                                          4     1,917,822       0.2
37                                          2       964,999       0.1
40                                          2     1,079,048       0.1
41                                          7     4,559,342       0.5
42                                          5     2,605,365       0.3
43                                         14     7,442,979       0.8
44                                         74    38,887,576       4.1
45                                        214   110,107,105      11.7
46                                        179    94,796,579      10.1
47                                         62    38,897,882       4.1
48                                         22    13,587,116       1.4
49                                         12     7,592,674       0.8
50                                         17     9,077,786         1
51                                         36    21,200,545       2.3
52                                         74    43,293,806       4.6
53                                        330   181,024,788      19.3
54                                        528   291,516,576      31.1
55                                         86    49,051,656       5.2
56                                          9     5,141,135       0.5
57                                          9     4,650,232       0.5
58                                          8     4,637,955       0.5
59                                          4     3,187,624       0.3
60                                          1     1,325,219       0.1
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




14. Delinquency

------------------------------------------------------------------------
Delinquency                           Count      Balance     Percent
------------------------------------------------------------------------
Current                                 1,701  $937,316,737   100.00%
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




15. Property Type

------------------------------------------------------------------------
Property Type                         Count      Balance     Percent
------------------------------------------------------------------------
Single Family Dwelling                  1,518  $845,336,428    90.20%
Low-rise Condominium                      130    62,080,717       6.6
High-rise Condominium                      44    24,522,059       2.6
Multi-family - 2 Units                      4     2,504,533       0.3
Planned Unit Development                    3     1,917,500       0.2
Co-op                                       2       955,500       0.1
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




16. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                        Count      Balance     Percent
------------------------------------------------------------------------
Primary Residence                       1,608  $885,579,996    94.50%
Second Home                                93    51,736,740       5.5
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




17. Purpose

------------------------------------------------------------------------
Purpose                               Count      Balance     Percent
------------------------------------------------------------------------
Rate-Term Refinance                       892  $499,505,946    53.30%
Purchase                                  657   356,808,440      38.1
Cash-Out Refinance                        152    81,002,350       8.6
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




18. Documentation Type

------------------------------------------------------------------------
Documentation Type                    Count      Balance     Percent
------------------------------------------------------------------------
Full Documentation                      1,053  $591,169,345    63.10%
Asset Only                                468   246,204,959      26.3
Income Only                                88    51,583,082       5.5
No Doc                                     92    48,359,350       5.2
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




19. Interest Only

------------------------------------------------------------------------
Interest Only                         Count      Balance     Percent
------------------------------------------------------------------------
Y                                         879  $520,087,554    55.50%
N                                         822   417,229,183      44.5
------------------------------------------------------------------------
Total:                                  1,701  $937,316,737   100.00%
------------------------------------------------------------------------




Selection Criteria: Jumbo and Conforming Balance and LB1
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 1,100
Current Balance: $536,887,207
Average Current Balance: $488,079
Gross Weighted Average Mortgage Interest Rate: 4.24821%
Net Weighted Average Mortgage Interest Rate: 3.98821%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 64.95%
Gross Margin: 2.250%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.248%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 0.000%




2. ARM Type

------------------------------------------------------------------------
ARM Type                              Count      Balance     Percent
------------------------------------------------------------------------
5/1 ARMs                                1,100  $536,887,207   100.00%
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




3. Balance

------------------------------------------------------------------------
Balance                               Count      Balance     Percent
------------------------------------------------------------------------
Jumbo and Conforming Balance            1,100  $536,887,207   100.00%
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




4. Original Principal Balance

------------------------------------------------------------------------
Original Principal Balance            Count      Balance     Percent
------------------------------------------------------------------------
Less than or equal to $200,000.00           3      $256,302     0.00%
$200,000.01 to $300,000.00                  1       222,707         0
$300,000.01 to $400,000.00                317   116,537,792      21.7
$400,000.01 to $500,000.00                390   175,053,613      32.6
$500,000.01 to $600,000.00                209   114,680,045      21.4
$600,000.01 to $700,000.00                101    63,813,727      11.9
$700,000.01 to $800,000.00                 34    25,210,089       4.7
$800,000.01 to $900,000.00                 15    12,660,805       2.4
$900,000.01 to $1,000,000.00               30    28,452,126       5.3
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




5. Current Mortgage Interest Rate

------------------------------------------------------------------------
Current Mortgage Interest Rate        Count      Balance     Percent
------------------------------------------------------------------------
3.500% to 3.749%                            1      $981,831     0.20%
4.000% to 4.249%                            3     1,395,521       0.3
4.250% to 4.499%                        1,096   534,509,855      99.6
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




6. Remaining Terms to Stated Maturity

------------------------------------------------------------------------
Remaining Terms to Stated Maturity    Count      Balance     Percent
------------------------------------------------------------------------
334                                         2    $1,410,128     0.30%
335                                         7     3,431,927       0.6
336                                        14     5,945,687       1.1
337                                         5     2,185,310       0.4
338                                         4     2,130,140       0.4
339                                         6     2,540,019       0.5
340                                         4     2,091,891       0.4
341                                         7     2,992,085       0.6
342                                        12     5,379,501         1
343                                         9     3,917,831       0.7
344                                        84    40,282,765       7.5
345                                       151    75,091,495        14
346                                       106    52,197,022       9.7
347                                        34    16,104,884         3
348                                        25    11,873,786       2.2
349                                        22    11,162,898       2.1
350                                        22     9,720,029       1.8
351                                        16     7,971,836       1.5
352                                        18     9,965,240       1.9
353                                       279   134,434,089        25
354                                       245   121,642,581      22.7
355                                        18     9,109,198       1.7
356                                         2       984,025       0.2
357                                         5     2,315,400       0.4
358                                         3     2,007,440       0.4
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count      Balance     Percent
------------------------------------------------------------------------
0.001% to 50.000%                         148   $76,776,915    14.30%
50.001% to 60.000%                        183    89,845,795      16.7
60.001% to 70.000%                        378   187,304,004      34.9
70.001% to 75.000%                         85    41,414,390       7.7
75.001% to 80.000%                        283   131,171,994      24.4
80.001% to 85.000%                          3     1,198,792       0.2
85.001% to 90.000%                         15     7,311,968       1.4
90.001% to 95.000%                          5     1,863,348       0.3
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




8. FICO Score

------------------------------------------------------------------------
FICO Score                            Count      Balance     Percent
------------------------------------------------------------------------
N/A                                        11    $5,320,740     1.00%
500 to 619                                  2       785,899       0.1
620 to 649                                 36    17,046,831       3.2
650 to 679                                 83    39,922,456       7.4
680 to 719                                222   108,035,246      20.1
720 to 759                                377   182,902,310      34.1
760 to 849                                369   182,873,726      34.1
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




9. Geographic Areas

------------------------------------------------------------------------
Geographic Areas                      Count      Balance     Percent
------------------------------------------------------------------------
AR                                          2    $1,022,292     0.20%
AZ                                         13     6,214,257       1.2
CA                                        665   322,959,851      60.2
CO                                         25    12,705,253       2.4
CT                                         20    10,483,951         2
DC                                          2       898,099       0.2
FL                                         12     5,388,790         1
GA                                         14     6,567,699       1.2
HI                                          1       618,941       0.1
IL                                         79    41,412,415       7.7
IN                                          1       334,222       0.1
KS                                          6     3,036,902       0.6
KY                                          2       730,759       0.1
MA                                         37    18,184,477       3.4
MD                                          9     4,770,432       0.9
MI                                         22    10,267,825       1.9
MN                                          6     3,831,881       0.7
MO                                          7     3,539,188       0.7
NC                                         12     5,694,579       1.1
NH                                          1       439,812       0.1
NJ                                         35    17,739,249       3.3
NV                                          2     1,347,007       0.3
NY                                         20    10,273,403       1.9
OH                                          5     2,920,314       0.5
OR                                          3     1,219,193       0.2
PA                                         15     7,305,480       1.4
RI                                          1       534,423       0.1
SC                                          3     1,209,026       0.2
TN                                          2       733,430       0.1
TX                                         24    10,896,663         2
UT                                          1       389,189       0.1
VA                                         32    13,429,906       2.5
WA                                         14     6,642,977       1.2
WI                                          7     3,145,323       0.6
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




10. Index

------------------------------------------------------------------------
Index                                 Count      Balance     Percent
------------------------------------------------------------------------
LB1                                     1,100  $536,887,207   100.00%
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




11. Gross Margin

------------------------------------------------------------------------
Gross Margin                          Count      Balance     Percent
------------------------------------------------------------------------
2.25%                                   1,100  $536,887,207   100.00%
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




12. Rate Ceiling

------------------------------------------------------------------------
Rate Ceiling                          Count      Balance     Percent
------------------------------------------------------------------------
8.500% to 8.999%                            1      $981,831     0.20%
9.000% to 9.499%                        1,099   535,905,376      99.8
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




13. Months to First Adjustment Date

------------------------------------------------------------------------
Months to First Adjustment Date       Count      Balance     Percent
------------------------------------------------------------------------
34                                          2    $1,410,128     0.30%
35                                          7     3,431,927       0.6
36                                         14     5,945,687       1.1
37                                          5     2,185,310       0.4
38                                          4     2,130,140       0.4
39                                          6     2,540,019       0.5
40                                          4     2,091,891       0.4
41                                          7     2,992,085       0.6
42                                         12     5,379,501         1
43                                          9     3,917,831       0.7
44                                         84    40,282,765       7.5
45                                        151    75,091,495        14
46                                        106    52,197,022       9.7
47                                         34    16,104,884         3
48                                         25    11,873,786       2.2
49                                         22    11,162,898       2.1
50                                         22     9,720,029       1.8
51                                         16     7,971,836       1.5
52                                         18     9,965,240       1.9
53                                        279   134,434,089        25
54                                        245   121,642,581      22.7
55                                         18     9,109,198       1.7
56                                          2       984,025       0.2
57                                          5     2,315,400       0.4
58                                          3     2,007,440       0.4
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




14. Delinquency

------------------------------------------------------------------------
Delinquency                           Count      Balance     Percent
------------------------------------------------------------------------
Current                                 1,100  $536,887,207   100.00%
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




15. Property Type

------------------------------------------------------------------------
Property Type                         Count      Balance     Percent
------------------------------------------------------------------------
Single Family Dwelling                  1,033  $507,228,896    94.50%
Low-rise Condominium                       52    22,262,324       4.1
High-rise Condominium                      10     5,054,732       0.9
Co-op                                       3     1,307,295       0.2
Planned Unit Development                    2     1,033,960       0.2
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




16. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                        Count      Balance     Percent
------------------------------------------------------------------------
Primary Residence                       1,094  $534,024,497    99.50%
Second Home                                 6     2,862,710       0.5
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




17. Purpose

------------------------------------------------------------------------
Purpose                               Count      Balance     Percent
------------------------------------------------------------------------
Rate-Term Refinance                       758  $373,591,565    69.60%
Purchase                                  291   138,660,266      25.8
Cash-Out Refinance                         51    24,635,377       4.6
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




18. Documentation Type

------------------------------------------------------------------------
Documentation Type                    Count      Balance     Percent
------------------------------------------------------------------------
Full Documentation                        706  $344,147,770    64.10%
Asset Only                                200   103,782,888      19.3
Income Only                                99    48,800,039       9.1
No Doc                                     95    40,156,510       7.5
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------




19. Interest Only

------------------------------------------------------------------------
Interest Only                         Count      Balance     Percent
------------------------------------------------------------------------
N                                       1,100  $536,887,207   100.00%
------------------------------------------------------------------------
Total:                                  1,100  $536,887,207   100.00%
------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of November 1, 2004

   Jumbo and Conforming Balance and IO Jumbo and Conforming Balance and NonIO


Selection Criteria: Jumbo and Conforming Balance and IO
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 879
Current Balance: $520,087,554
Average Current Balance: $591,681
Gross Weighted Average Mortgage Interest Rate: 4.24803%
Net Weighted Average Mortgage Interest Rate: 3.98803%
Original Term: 360
Remaining Term: 351
Age: 9
Weighted Average Original Loan-to-Value Ratio: 66.21%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.248%
Months to First Adjustment Date: 51
Weighted Average FICO Score: 741
Percentage of Interest Only Loans: 100.000%




2. ARM Type

------------------------------------------------------------------------
ARM Type                              Count      Balance     Percent
------------------------------------------------------------------------
5/1 ARMs                                  879  $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




3. Balance

------------------------------------------------------------------------
Balance                               Count      Balance     Percent
------------------------------------------------------------------------
Jumbo and Conforming Balance              879  $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




4. Original Principal Balance

------------------------------------------------------------------------
Original Principal Balance            Count      Balance     Percent
------------------------------------------------------------------------
Less than or equal to $200,000.00           4      $544,530     0.10%
$200,000.01 to $300,000.00                  2       491,578       0.1
$300,000.01 to $400,000.00                159    58,450,198      11.2
$400,000.01 to $500,000.00                235   106,850,344      20.5
$500,000.01 to $600,000.00                168    92,303,268      17.7
$600,000.01 to $700,000.00                142    91,387,473      17.6
$700,000.01 to $800,000.00                 36    27,099,166       5.2
$800,000.01 to $900,000.00                 29    24,997,450       4.8
$900,000.01 to $1,000,000.00               76    74,908,712      14.4
$1,000,000.01 and over                     28    43,054,835       8.3
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




5. Current Mortgage Interest Rate

------------------------------------------------------------------------
Current Mortgage Interest Rate        Count      Balance     Percent
------------------------------------------------------------------------
3.750% to 3.999%                            1      $644,000     0.10%
4.000% to 4.249%                            4     3,403,575       0.7
4.250% to 4.499%                          874   516,039,979      99.2
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




6. Remaining Terms to Stated Maturity

------------------------------------------------------------------------
Remaining Terms to Stated Maturity    Count      Balance     Percent
------------------------------------------------------------------------
337                                         1      $636,800     0.10%
340                                         1       660,000       0.1
341                                         5     3,474,715       0.7
342                                         4     1,983,286       0.4
343                                         9     5,318,945         1
344                                        27    15,626,507         3
345                                        67    39,741,012       7.6
346                                        52    31,822,827       6.1
347                                        37    24,676,017       4.7
348                                        15     8,682,946       1.7
349                                        10     6,893,331       1.3
350                                        11     6,549,753       1.3
351                                        27    16,876,967       3.2
352                                        50    31,356,135         6
353                                       184   105,079,684      20.2
354                                       302   173,287,049      33.3
355                                        59    35,518,812       6.8
356                                         3     1,688,997       0.3
357                                         6     2,912,960       0.6
358                                         5     3,140,592       0.6
359                                         3     2,835,000       0.5
360                                         1     1,325,219       0.3
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count      Balance     Percent
------------------------------------------------------------------------
0.001% to 50.000%                         115   $81,744,598    15.70%
50.001% to 60.000%                        101    74,080,619      14.2
60.001% to 70.000%                        210   136,575,505      26.3
70.001% to 75.000%                         67    36,746,041       7.1
75.001% to 80.000%                        379   188,052,027      36.2
80.001% to 85.000%                          1       380,080       0.1
85.001% to 90.000%                          4     1,915,885       0.4
90.001% to 95.000%                          2       592,800       0.1
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




8. FICO Score

------------------------------------------------------------------------
FICO Score                            Count      Balance     Percent
------------------------------------------------------------------------
620 to 649                                  2    $1,232,860     0.20%
650 to 679                                 31    15,571,954         3
680 to 719                                225   131,612,765      25.3
720 to 759                                321   193,876,892      37.3
760 to 849                                300   177,793,084      34.2
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




9. Geographic Areas

------------------------------------------------------------------------
Geographic Areas                      Count      Balance     Percent
------------------------------------------------------------------------
AL                                          5    $2,806,900     0.50%
AR                                          1       371,066       0.1
AZ                                         10     5,747,211       1.1
CA                                        454   267,265,940      51.4
CO                                         39    25,173,479       4.8
CT                                         15    13,057,446       2.5
DC                                         12     5,507,914       1.1
DE                                          1       474,490       0.1
FL                                         44    25,203,219       4.8
GA                                         22    12,374,833       2.4
HI                                          3     1,861,800       0.4
IL                                         43    30,603,958       5.9
KS                                          1       600,000       0.1
MA                                         22    12,895,921       2.5
MD                                         20     9,866,410       1.9
ME                                          1       422,599       0.1
MI                                          3     1,701,204       0.3
MN                                         12     7,420,128       1.4
MO                                          3     1,445,734       0.3
MS                                          1       401,600       0.1
NC                                         10     4,806,078       0.9
NE                                          2       776,000       0.1
NJ                                         27    16,118,743       3.1
NV                                          6     3,137,989       0.6
NY                                         24    15,586,064         3
OH                                          6     2,576,398       0.5
OR                                          6     3,544,000       0.7
PA                                          6     4,806,755       0.9
RI                                          1       508,000       0.1
SC                                          6     2,885,103       0.6
TX                                         20    10,749,981       2.1
UT                                          1       396,000       0.1
VA                                         33    18,047,169       3.5
WA                                         17    10,334,023         2
WI                                          1       108,400         0
WY                                          1       504,999       0.1
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




10. Index

------------------------------------------------------------------------
Index                                 Count      Balance     Percent
------------------------------------------------------------------------
1CM                                       879  $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




11. Gross Margin

------------------------------------------------------------------------
Gross Margin                          Count      Balance     Percent
------------------------------------------------------------------------
2.75%                                     879  $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




12. Rate Ceiling

------------------------------------------------------------------------
Rate Ceiling                          Count      Balance     Percent
------------------------------------------------------------------------
8.500% to 8.999%                            1      $644,000     0.10%
9.000% to 9.499%                          878   519,443,554      99.9
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




13. Months to First Adjustment Date

------------------------------------------------------------------------
Months to First Adjustment Date       Count      Balance     Percent
------------------------------------------------------------------------
37                                          1      $636,800     0.10%
40                                          1       660,000       0.1
41                                          5     3,474,715       0.7
42                                          4     1,983,286       0.4
43                                          9     5,318,945         1
44                                         27    15,626,507         3
45                                         67    39,741,012       7.6
46                                         52    31,822,827       6.1
47                                         37    24,676,017       4.7
48                                         15     8,682,946       1.7
49                                         10     6,893,331       1.3
50                                         11     6,549,753       1.3
51                                         27    16,876,967       3.2
52                                         50    31,356,135         6
53                                        184   105,079,684      20.2
54                                        302   173,287,049      33.3
55                                         59    35,518,812       6.8
56                                          3     1,688,997       0.3
57                                          6     2,912,960       0.6
58                                          5     3,140,592       0.6
59                                          3     2,835,000       0.5
60                                          1     1,325,219       0.3
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




14. Delinquency

------------------------------------------------------------------------
Delinquency                           Count      Balance     Percent
------------------------------------------------------------------------
Current                                   879  $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




15. Property Type

------------------------------------------------------------------------
Property Type                         Count      Balance     Percent
------------------------------------------------------------------------
Single Family Dwelling                    763  $460,674,515    88.60%
Low-rise Condominium                       72    34,689,464       6.7
High-rise Condominium                      36    19,772,060       3.8
Multi-family - 2 Units                      3     2,078,515       0.4
Planned Unit Development                    3     1,917,500       0.4
Co-op                                       2       955,500       0.2
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




16. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                        Count      Balance     Percent
------------------------------------------------------------------------
Primary Residence                         815  $483,129,923    92.90%
Second Home                                64    36,957,631       7.1
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




17. Purpose

------------------------------------------------------------------------
Purpose                               Count      Balance     Percent
------------------------------------------------------------------------
Purchase                                  471  $265,905,737    51.10%
Rate-Term Refinance                       338   213,754,589      41.1
Cash-Out Refinance                         70    40,427,228       7.8
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




18. Documentation Type

------------------------------------------------------------------------
Documentation Type                    Count      Balance     Percent
------------------------------------------------------------------------
Full Documentation                        517  $317,984,886    61.10%
Asset Only                                281   157,714,619      30.3
No Doc                                     50    25,963,726         5
Income Only                                31    18,424,323       3.5
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




19. Interest Only

------------------------------------------------------------------------
Interest Only                         Count      Balance     Percent
------------------------------------------------------------------------
Y                                         879  $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879  $520,087,554   100.00%
------------------------------------------------------------------------




Selection Criteria: Jumbo and Conforming Balance and NonIO
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 1,922
Current Balance: $954,116,390
Average Current Balance: $496,419
Gross Weighted Average Mortgage Interest Rate: 4.24899%
Net Weighted Average Mortgage Interest Rate: 3.98899%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 64.14%
Gross Margin: 2.469%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.249%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 735
Percentage of Interest Only Loans: 0.000%




2. ARM Type

------------------------------------------------------------------------
ARM Type                              Count      Balance     Percent
------------------------------------------------------------------------
5/1 ARMs                                1,922  $954,116,390   100.00%
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




3. Balance

------------------------------------------------------------------------
Balance                               Count      Balance     Percent
------------------------------------------------------------------------
Jumbo and Conforming Balance            1,922  $954,116,390   100.00%
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




4. Original Principal Balance

------------------------------------------------------------------------
Original Principal Balance            Count      Balance     Percent
------------------------------------------------------------------------
Less than or equal to $200,000.00           4      $324,065     0.00%
$200,000.01 to $300,000.00                  3       737,913       0.1
$300,000.01 to $400,000.00                529   194,781,634      20.4
$400,000.01 to $500,000.00                680   305,079,227        32
$500,000.01 to $600,000.00                361   197,866,262      20.7
$600,000.01 to $700,000.00                184   116,410,680      12.2
$700,000.01 to $800,000.00                 60    44,187,125       4.6
$800,000.01 to $900,000.00                 37    31,546,022       3.3
$900,000.01 to $1,000,000.00               61    58,358,434       6.1
$1,000,000.01 and over                      3     4,825,027       0.5
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




5. Current Mortgage Interest Rate

------------------------------------------------------------------------
Current Mortgage Interest Rate        Count      Balance     Percent
------------------------------------------------------------------------
3.500% to 3.749%                            1      $981,831     0.10%
4.000% to 4.249%                            3     1,395,521       0.1
4.250% to 4.499%                        1,918   951,739,037      99.8
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




6. Remaining Terms to Stated Maturity

------------------------------------------------------------------------
Remaining Terms to Stated Maturity    Count      Balance     Percent
------------------------------------------------------------------------
225                                         1      $385,345     0.00%
294                                         1       353,151         0
333                                         1       390,525         0
334                                         3     1,790,530       0.2
335                                        11     5,349,749       0.6
336                                        14     5,945,687       0.6
337                                         6     2,513,508       0.3
338                                         4     2,130,140       0.2
339                                         6     2,540,019       0.3
340                                         5     2,510,939       0.3
341                                         9     4,076,713       0.4
342                                        13     6,001,580       0.6
343                                        14     6,041,865       0.6
344                                       131    63,543,835       6.7
345                                       297   145,072,243      15.2
346                                       233   115,170,774      12.1
347                                        59    30,326,749       3.2
348                                        32    16,777,957       1.8
349                                        24    11,862,242       1.2
350                                        28    12,248,062       1.3
351                                        25    12,295,414       1.3
352                                        42    21,902,911       2.3
353                                       425   210,379,193        22
354                                       470   239,518,957      25.1
355                                        45    22,642,041       2.4
356                                         8     4,436,162       0.5
357                                         8     4,052,672       0.4
358                                         6     3,504,803       0.4
359                                         1       352,624         0
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count      Balance     Percent
------------------------------------------------------------------------
0.001% to 50.000%                         297  $157,045,426    16.50%
50.001% to 60.000%                        311   155,887,075      16.3
60.001% to 70.000%                        629   320,209,494      33.6
70.001% to 75.000%                        159    80,447,644       8.4
75.001% to 80.000%                        493   225,838,670      23.7
80.001% to 85.000%                          6     2,408,661       0.3
85.001% to 90.000%                         20     9,498,802         1
90.001% to 95.000%                          6     2,257,802       0.2
95.001% to 100.000%                         1       522,816       0.1
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




8. FICO Score

------------------------------------------------------------------------
FICO Score                            Count      Balance     Percent
------------------------------------------------------------------------
N/A                                        15    $6,944,383     0.70%
500 to 619                                  7     3,786,588       0.4
620 to 649                                 60    29,790,936       3.1
650 to 679                                164    81,459,478       8.5
680 to 719                                377   191,157,477        20
720 to 759                                641   314,630,672        33
760 to 849                                658   326,346,855      34.2
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




9. Geographic Areas

------------------------------------------------------------------------
Geographic Areas                      Count      Balance     Percent
------------------------------------------------------------------------
AL                                          1      $429,397     0.00%
AR                                          2     1,022,292       0.1
AZ                                         15     7,171,713       0.8
CA                                      1,137   565,178,339      59.2
CO                                         55    27,653,470       2.9
CT                                         31    16,539,873       1.7
DC                                         14     6,590,186       0.7
DE                                          1       341,717         0
FL                                         32    16,243,862       1.7
GA                                         21     9,812,278         1
HI                                          4     2,523,659       0.3
IA                                          4     1,816,900       0.2
IL                                        124    64,368,822       6.7
IN                                          4     1,416,798       0.1
KS                                          7     3,415,020       0.4
KY                                          3     1,425,325       0.1
MA                                         63    31,478,251       3.3
MD                                         24    11,481,445       1.2
MI                                         39    19,087,617         2
MN                                         20    10,641,606       1.1
MO                                         14     7,300,115       0.8
NC                                         18     8,045,966       0.8
NE                                          1       409,627         0
NH                                          2     1,166,092       0.1
NJ                                         47    23,402,681       2.5
NM                                          1       371,000         0
NV                                          4     2,277,299       0.2
NY                                         39    21,013,578       2.2
OH                                         12     6,670,932       0.7
OK                                          1       872,783       0.1
OR                                          6     2,647,334       0.3
PA                                         21     9,771,386         1
RI                                          1       534,423       0.1
SC                                          6     2,484,656       0.3
TN                                          4     1,497,280       0.2
TX                                         39    18,288,176       1.9
UT                                          5     2,331,837       0.2
VA                                         52    23,474,839       2.5
WA                                         38    18,425,790       1.9
WI                                          9     4,106,681       0.4
WY                                          1       385,345         0
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




10. Index

------------------------------------------------------------------------
Index                                 Count      Balance     Percent
------------------------------------------------------------------------
1CM                                       822  $417,229,183    43.70%
LB1                                     1,100   536,887,207      56.3
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




11. Gross Margin

------------------------------------------------------------------------
Gross Margin                          Count      Balance     Percent
------------------------------------------------------------------------
2.25%                                   1,100  $536,887,207    56.30%
2.75%                                     822   417,229,183      43.7
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




12. Rate Ceiling

------------------------------------------------------------------------
Rate Ceiling                          Count      Balance     Percent
------------------------------------------------------------------------
8.500% to 8.999%                            1      $981,831     0.10%
9.000% to 9.499%                        1,921   953,134,559      99.9
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




13. Months to First Adjustment Date

------------------------------------------------------------------------
Months to First Adjustment Date       Count      Balance     Percent
------------------------------------------------------------------------
33                                          1      $390,525     0.00%
34                                          3     1,790,530       0.2
35                                         11     5,349,749       0.6
36                                         14     5,945,687       0.6
37                                          6     2,513,508       0.3
38                                          4     2,130,140       0.2
39                                          6     2,540,019       0.3
40                                          5     2,510,939       0.3
41                                          9     4,076,713       0.4
42                                         13     6,001,580       0.6
43                                         14     6,041,865       0.6
44                                        131    63,543,835       6.7
45                                        298   145,457,588      15.2
46                                        233   115,170,774      12.1
47                                         59    30,326,749       3.2
48                                         32    16,777,957       1.8
49                                         24    11,862,242       1.2
50                                         28    12,248,062       1.3
51                                         25    12,295,414       1.3
52                                         42    21,902,911       2.3
53                                        425   210,379,193        22
54                                        471   239,872,108      25.1
55                                         45    22,642,041       2.4
56                                          8     4,436,162       0.5
57                                          8     4,052,672       0.4
58                                          6     3,504,803       0.4
59                                          1       352,624         0
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




14. Delinquency

------------------------------------------------------------------------
Delinquency                           Count      Balance     Percent
------------------------------------------------------------------------
Current                                 1,922  $954,116,390   100.00%
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




15. Property Type

------------------------------------------------------------------------
Property Type                         Count      Balance     Percent
------------------------------------------------------------------------
Single Family Dwelling                  1,788  $891,890,809    93.50%
Low-rise Condominium                      110    49,653,577       5.2
High-rise Condominium                      18     9,804,731         1
Co-op                                       3     1,307,295       0.1
Planned Unit Development                    2     1,033,960       0.1
Multi-family - 2 Units                      1       426,017         0
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




16. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                        Count      Balance     Percent
------------------------------------------------------------------------
Primary Residence                       1,887  $936,474,571    98.20%
Second Home                                35    17,641,819       1.8
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




17. Purpose

------------------------------------------------------------------------
Purpose                               Count      Balance     Percent
------------------------------------------------------------------------
Rate-Term Refinance                     1,312  $659,342,922    69.10%
Purchase                                  477   229,562,969      24.1
Cash-Out Refinance                        133    65,210,499       6.8
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




18. Documentation Type

------------------------------------------------------------------------
Documentation Type                    Count      Balance     Percent
------------------------------------------------------------------------
Full Documentation                      1,242  $617,332,229    64.70%
Asset Only                                387   192,273,228      20.2
Income Only                               156    81,958,798       8.6
No Doc                                    137    62,552,134       6.6
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------




19. Interest Only

------------------------------------------------------------------------
Interest Only                         Count      Balance     Percent
------------------------------------------------------------------------
N                                       1,922  $954,116,390   100.00%
------------------------------------------------------------------------
Total:                                  1,922  $954,116,390   100.00%
------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of November 1, 2004

          1yr CMT Jumbo and Conforming Balance and IO 1yr CMT Jumbo and
                          Conforming Balance and NonIO


Selection Criteria: 1yr CMT Jumbo and Conforming Balance and IO
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 879
Current Balance: $520,087,554
Average Current Balance: $591,681
Gross Weighted Average Mortgage Interest Rate: 4.24803%
Net Weighted Average Mortgage Interest Rate: 3.98803%
Original Term: 360
Remaining Term: 351
Age: 9
Weighted Average Original Loan-to-Value Ratio: 66.21%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.248%
Months to First Adjustment Date: 51
Weighted Average FICO Score: 741
Percentage of Interest Only Loans: 100.000%




2. ARM Type

------------------------------------------------------------------------
ARM Type                              Count     Balance     Percent
------------------------------------------------------------------------
5/1 ARMs                                  879 $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




3. Balance

------------------------------------------------------------------------
Balance                               Count     Balance     Percent
------------------------------------------------------------------------
Jumbo and Conforming Balance              879 $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




4. Original Principal Balance

------------------------------------------------------------------------
Original Principal Balance            Count     Balance     Percent
------------------------------------------------------------------------
Less than or equal to $200,000.00           4     $544,530     0.10%
$200,000.01 to $300,000.00                  2      491,578       0.1
$300,000.01 to $400,000.00                159   58,450,198      11.2
$400,000.01 to $500,000.00                235  106,850,344      20.5
$500,000.01 to $600,000.00                168   92,303,268      17.7
$600,000.01 to $700,000.00                142   91,387,473      17.6
$700,000.01 to $800,000.00                 36   27,099,166       5.2
$800,000.01 to $900,000.00                 29   24,997,450       4.8
$900,000.01 to $1,000,000.00               76   74,908,712      14.4
$1,000,000.01 and over                     28   43,054,835       8.3
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




5. Current Mortgage Interest Rate

------------------------------------------------------------------------
Current Mortgage Interest Rate        Count     Balance     Percent
------------------------------------------------------------------------
3.750% to 3.999%                            1     $644,000     0.10%
4.000% to 4.249%                            4    3,403,575       0.7
4.250% to 4.499%                          874  516,039,979      99.2
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




6. Remaining Terms to Stated Maturity

------------------------------------------------------------------------
Remaining Terms to Stated Maturity    Count     Balance     Percent
------------------------------------------------------------------------
337                                         1     $636,800     0.10%
340                                         1      660,000       0.1
341                                         5    3,474,715       0.7
342                                         4    1,983,286       0.4
343                                         9    5,318,945         1
344                                        27   15,626,507         3
345                                        67   39,741,012       7.6
346                                        52   31,822,827       6.1
347                                        37   24,676,017       4.7
348                                        15    8,682,946       1.7
349                                        10    6,893,331       1.3
350                                        11    6,549,753       1.3
351                                        27   16,876,967       3.2
352                                        50   31,356,135         6
353                                       184  105,079,684      20.2
354                                       302  173,287,049      33.3
355                                        59   35,518,812       6.8
356                                         3    1,688,997       0.3
357                                         6    2,912,960       0.6
358                                         5    3,140,592       0.6
359                                         3    2,835,000       0.5
360                                         1    1,325,219       0.3
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count     Balance     Percent
------------------------------------------------------------------------
0.001% to 50.000%                         115  $81,744,598    15.70%
50.001% to 60.000%                        101   74,080,619      14.2
60.001% to 70.000%                        210  136,575,505      26.3
70.001% to 75.000%                         67   36,746,041       7.1
75.001% to 80.000%                        379  188,052,027      36.2
80.001% to 85.000%                          1      380,080       0.1
85.001% to 90.000%                          4    1,915,885       0.4
90.001% to 95.000%                          2      592,800       0.1
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




8. FICO Score

------------------------------------------------------------------------
FICO Score                            Count     Balance     Percent
------------------------------------------------------------------------
620 to 649                                  2   $1,232,860     0.20%
650 to 679                                 31   15,571,954         3
680 to 719                                225  131,612,765      25.3
720 to 759                                321  193,876,892      37.3
760 to 849                                300  177,793,084      34.2
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




9. Geographic Areas

------------------------------------------------------------------------
Geographic Areas                      Count     Balance     Percent
------------------------------------------------------------------------
AL                                          5   $2,806,900     0.50%
AR                                          1      371,066       0.1
AZ                                         10    5,747,211       1.1
CA                                        454  267,265,940      51.4
CO                                         39   25,173,479       4.8
CT                                         15   13,057,446       2.5
DC                                         12    5,507,914       1.1
DE                                          1      474,490       0.1
FL                                         44   25,203,219       4.8
GA                                         22   12,374,833       2.4
HI                                          3    1,861,800       0.4
IL                                         43   30,603,958       5.9
KS                                          1      600,000       0.1
MA                                         22   12,895,921       2.5
MD                                         20    9,866,410       1.9
ME                                          1      422,599       0.1
MI                                          3    1,701,204       0.3
MN                                         12    7,420,128       1.4
MO                                          3    1,445,734       0.3
MS                                          1      401,600       0.1
NC                                         10    4,806,078       0.9
NE                                          2      776,000       0.1
NJ                                         27   16,118,743       3.1
NV                                          6    3,137,989       0.6
NY                                         24   15,586,064         3
OH                                          6    2,576,398       0.5
OR                                          6    3,544,000       0.7
PA                                          6    4,806,755       0.9
RI                                          1      508,000       0.1
SC                                          6    2,885,103       0.6
TX                                         20   10,749,981       2.1
UT                                          1      396,000       0.1
VA                                         33   18,047,169       3.5
WA                                         17   10,334,023         2
WI                                          1      108,400         0
WY                                          1      504,999       0.1
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




10. Index

------------------------------------------------------------------------
Index                                 Count     Balance     Percent
------------------------------------------------------------------------
1CM                                       879 $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




11. Gross Margin

------------------------------------------------------------------------
Gross Margin                          Count     Balance     Percent
------------------------------------------------------------------------
2.75%                                     879 $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




12. Rate Ceiling

------------------------------------------------------------------------
Rate Ceiling                          Count     Balance     Percent
------------------------------------------------------------------------
8.500% to 8.999%                            1     $644,000     0.10%
9.000% to 9.499%                          878  519,443,554      99.9
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




13. Months to First Adjustment Date

------------------------------------------------------------------------
Months to First Adjustment Date       Count     Balance     Percent
------------------------------------------------------------------------
37                                          1     $636,800     0.10%
40                                          1      660,000       0.1
41                                          5    3,474,715       0.7
42                                          4    1,983,286       0.4
43                                          9    5,318,945         1
44                                         27   15,626,507         3
45                                         67   39,741,012       7.6
46                                         52   31,822,827       6.1
47                                         37   24,676,017       4.7
48                                         15    8,682,946       1.7
49                                         10    6,893,331       1.3
50                                         11    6,549,753       1.3
51                                         27   16,876,967       3.2
52                                         50   31,356,135         6
53                                        184  105,079,684      20.2
54                                        302  173,287,049      33.3
55                                         59   35,518,812       6.8
56                                          3    1,688,997       0.3
57                                          6    2,912,960       0.6
58                                          5    3,140,592       0.6
59                                          3    2,835,000       0.5
60                                          1    1,325,219       0.3
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




14. Delinquency

------------------------------------------------------------------------
Delinquency                           Count     Balance     Percent
------------------------------------------------------------------------
Current                                   879 $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




15. Property Type

------------------------------------------------------------------------
Property Type                         Count     Balance     Percent
------------------------------------------------------------------------
Single Family Dwelling                    763 $460,674,515    88.60%
Low-rise Condominium                       72   34,689,464       6.7
High-rise Condominium                      36   19,772,060       3.8
Multi-family - 2 Units                      3    2,078,515       0.4
Planned Unit Development                    3    1,917,500       0.4
Co-op                                       2      955,500       0.2
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




16. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                        Count     Balance     Percent
------------------------------------------------------------------------
Primary Residence                         815 $483,129,923    92.90%
Second Home                                64   36,957,631       7.1
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




17. Purpose

------------------------------------------------------------------------
Purpose                               Count     Balance     Percent
------------------------------------------------------------------------
Purchase                                  471 $265,905,737    51.10%
Rate-Term Refinance                       338  213,754,589      41.1
Cash-Out Refinance                         70   40,427,228       7.8
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




18. Documentation Type

------------------------------------------------------------------------
Documentation Type                    Count     Balance     Percent
------------------------------------------------------------------------
Full Documentation                        517 $317,984,886    61.10%
Asset Only                                281  157,714,619      30.3
No Doc                                     50   25,963,726         5
Income Only                                31   18,424,323       3.5
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




19. Interest Only

------------------------------------------------------------------------
Interest Only                         Count     Balance     Percent
------------------------------------------------------------------------
Y                                         879 $520,087,554   100.00%
------------------------------------------------------------------------
Total:                                    879 $520,087,554   100.00%
------------------------------------------------------------------------




Selection Criteria: 1yr CMT Jumbo and Conforming Balance and NonIO Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 822
Current Balance: $417,229,183
Average Current Balance: $507,578
Gross Weighted Average Mortgage Interest Rate: 4.25000%
Net Weighted Average Mortgage Interest Rate: 3.99000%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 63.09%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.250%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 733
Percentage of Interest Only Loans: 0.000%




2. ARM Type

------------------------------------------------------------------------
ARM Type                              Count     Balance     Percent
------------------------------------------------------------------------
5/1 ARMs                                  822 $417,229,183   100.00%
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




3. Balance

------------------------------------------------------------------------
Balance                               Count     Balance     Percent
------------------------------------------------------------------------
Jumbo and Conforming Balance              822 $417,229,183   100.00%
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




4. Original Principal Balance

------------------------------------------------------------------------
Original Principal Balance            Count     Balance     Percent
------------------------------------------------------------------------
Less than or equal to $200,000.00           1      $67,762     0.00%
$200,000.01 to $300,000.00                  2      515,206       0.1
$300,000.01 to $400,000.00                212   78,243,842      18.8
$400,000.01 to $500,000.00                290  130,025,614      31.2
$500,000.01 to $600,000.00                152   83,186,216      19.9
$600,000.01 to $700,000.00                 83   52,596,953      12.6
$700,000.01 to $800,000.00                 26   18,977,037       4.5
$800,000.01 to $900,000.00                 22   18,885,217       4.5
$900,000.01 to $1,000,000.00               31   29,906,308       7.2
$1,000,000.01 and over                      3    4,825,027       1.2
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




5. Current Mortgage Interest Rate

------------------------------------------------------------------------
Current Mortgage Interest Rate        Count     Balance     Percent
------------------------------------------------------------------------
4.250% to 4.499%                          822 $417,229,183   100.00%
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




6. Remaining Terms to Stated Maturity

------------------------------------------------------------------------
Remaining Terms to Stated Maturity    Count     Balance     Percent
------------------------------------------------------------------------
225                                         1     $385,345     0.10%
294                                         1      353,151       0.1
333                                         1      390,525       0.1
334                                         1      380,401       0.1
335                                         4    1,917,822       0.5
337                                         1      328,199       0.1
340                                         1      419,048       0.1
341                                         2    1,084,628       0.3
342                                         1      622,079       0.1
343                                         5    2,124,034       0.5
344                                        47   23,261,069       5.6
345                                       146   69,980,748      16.8
346                                       127   62,973,752      15.1
347                                        25   14,221,865       3.4
348                                         7    4,904,171       1.2
349                                         2      699,344       0.2
350                                         6    2,528,033       0.6
351                                         9    4,323,577         1
352                                        24   11,937,671       2.9
353                                       146   75,945,104      18.2
354                                       225  117,876,376      28.3
355                                        27   13,532,844       3.2
356                                         6    3,452,138       0.8
357                                         3    1,737,271       0.4
358                                         3    1,497,363       0.4
359                                         1      352,624       0.1
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count     Balance     Percent
------------------------------------------------------------------------
0.001% to 50.000%                         149  $80,268,510    19.20%
50.001% to 60.000%                        128   66,041,280      15.8
60.001% to 70.000%                        251  132,905,491      31.9
70.001% to 75.000%                         74   39,033,254       9.4
75.001% to 80.000%                        210   94,666,676      22.7
80.001% to 85.000%                          3    1,209,869       0.3
85.001% to 90.000%                          5    2,186,834       0.5
90.001% to 95.000%                          1      394,453       0.1
95.001% to 100.000%                         1      522,816       0.1
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




8. FICO Score

------------------------------------------------------------------------
FICO Score                            Count     Balance     Percent
------------------------------------------------------------------------
N/A                                         4   $1,623,643     0.40%
500 to 619                                  5    3,000,689       0.7
620 to 649                                 24   12,744,106       3.1
650 to 679                                 81   41,537,022        10
680 to 719                                155   83,122,231      19.9
720 to 759                                264  131,728,362      31.6
760 to 849                                289  143,473,130      34.4
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




9. Geographic Areas

------------------------------------------------------------------------
Geographic Areas                      Count     Balance     Percent
------------------------------------------------------------------------
AL                                          1     $429,397     0.10%
AZ                                          2      957,456       0.2
CA                                        472  242,218,488      58.1
CO                                         30   14,948,217       3.6
CT                                         11    6,055,922       1.5
DC                                         12    5,692,087       1.4
DE                                          1      341,717       0.1
FL                                         20   10,855,073       2.6
GA                                          7    3,244,579       0.8
HI                                          3    1,904,718       0.5
IA                                          4    1,816,900       0.4
IL                                         45   22,956,407       5.5
IN                                          3    1,082,576       0.3
KS                                          1      378,118       0.1
KY                                          1      694,566       0.2
MA                                         26   13,293,774       3.2
MD                                         15    6,711,013       1.6
MI                                         17    8,819,792       2.1
MN                                         14    6,809,725       1.6
MO                                          7    3,760,927       0.9
NC                                          6    2,351,387       0.6
NE                                          1      409,627       0.1
NH                                          1      726,280       0.2
NJ                                         12    5,663,432       1.4
NM                                          1      371,000       0.1
NV                                          2      930,291       0.2
NY                                         19   10,740,175       2.6
OH                                          7    3,750,618       0.9
OK                                          1      872,783       0.2
OR                                          3    1,428,141       0.3
PA                                          6    2,465,905       0.6
SC                                          3    1,275,629       0.3
TN                                          2      763,850       0.2
TX                                         15    7,391,513       1.8
UT                                          4    1,942,648       0.5
VA                                         20   10,044,933       2.4
WA                                         24   11,782,813       2.8
WI                                          2      961,358       0.2
WY                                          1      385,345       0.1
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




10. Index

------------------------------------------------------------------------
Index                                 Count     Balance     Percent
------------------------------------------------------------------------
1CM                                       822 $417,229,183   100.00%
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




11. Gross Margin

------------------------------------------------------------------------
Gross Margin                          Count     Balance     Percent
------------------------------------------------------------------------
2.75%                                     822 $417,229,183   100.00%
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




12. Rate Ceiling

------------------------------------------------------------------------
Rate Ceiling                          Count     Balance     Percent
------------------------------------------------------------------------
9.000% to 9.499%                          822 $417,229,183   100.00%
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




13. Months to First Adjustment Date

------------------------------------------------------------------------
Months to First Adjustment Date       Count     Balance     Percent
------------------------------------------------------------------------
33                                          1     $390,525     0.10%
34                                          1      380,401       0.1
35                                          4    1,917,822       0.5
37                                          1      328,199       0.1
40                                          1      419,048       0.1
41                                          2    1,084,628       0.3
42                                          1      622,079       0.1
43                                          5    2,124,034       0.5
44                                         47   23,261,069       5.6
45                                        147   70,366,093      16.9
46                                        127   62,973,752      15.1
47                                         25   14,221,865       3.4
48                                          7    4,904,171       1.2
49                                          2      699,344       0.2
50                                          6    2,528,033       0.6
51                                          9    4,323,577         1
52                                         24   11,937,671       2.9
53                                        146   75,945,104      18.2
54                                        226  118,229,527      28.3
55                                         27   13,532,844       3.2
56                                          6    3,452,138       0.8
57                                          3    1,737,271       0.4
58                                          3    1,497,363       0.4
59                                          1      352,624       0.1
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




14. Delinquency

------------------------------------------------------------------------
Delinquency                           Count     Balance     Percent
------------------------------------------------------------------------
Current                                   822 $417,229,183   100.00%
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




15. Property Type

------------------------------------------------------------------------
Property Type                         Count     Balance     Percent
------------------------------------------------------------------------
Single Family Dwelling                    755 $384,661,913    92.20%
Low-rise Condominium                       58   27,391,253       6.6
High-rise Condominium                       8    4,750,000       1.1
Multi-family - 2 Units                      1      426,017       0.1
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




16. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                        Count     Balance     Percent
------------------------------------------------------------------------
Primary Residence                         793 $402,450,073    96.50%
Second Home                                29   14,779,109       3.5
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




17. Purpose

------------------------------------------------------------------------
Purpose                               Count     Balance     Percent
------------------------------------------------------------------------
Rate-Term Refinance                       554 $285,751,357    68.50%
Purchase                                  186   90,902,703      21.8
Cash-Out Refinance                         82   40,575,122       9.7
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




18. Documentation Type

------------------------------------------------------------------------
Documentation Type                    Count     Balance     Percent
------------------------------------------------------------------------
Full Documentation                        536 $273,184,459    65.50%
Asset Only                                187   88,490,340      21.2
Income Only                                57   33,158,759       7.9
No Doc                                     42   22,395,624       5.4
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------




19. Interest Only

------------------------------------------------------------------------
Interest Only                         Count     Balance     Percent
------------------------------------------------------------------------
N                                         822 $417,229,183   100.00%
------------------------------------------------------------------------
Total:                                    822 $417,229,183   100.00%
------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of November 1, 2004

                1yr LIBOR Jumbo and Conforming Balance and NonIO


Selection Criteria: 1yr LIBOR Jumbo and Conforming Balance and NonIO Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 1,100
Current Balance: $536,887,207
Average Current Balance: $488,079
Gross Weighted Average Mortgage Interest Rate: 4.24821%
Net Weighted Average Mortgage Interest Rate: 3.98821%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 64.95%
Gross Margin: 2.250%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.248%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 0.000%



2. ARM Type

-----------------------------------------------------------------------------
ARM Type                              Count        Balance        Percent
-----------------------------------------------------------------------------
5/1 ARMs                                 1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



3. Balance

-----------------------------------------------------------------------------
Balance                               Count        Balance        Percent
-----------------------------------------------------------------------------
Jumbo and Conforming Balance             1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



4. Original Principal Balance

-----------------------------------------------------------------------------
Original Principal Balance            Count        Balance        Percent
-----------------------------------------------------------------------------
Less than or equal to $200,000.00            3         $256,302        0.00%
$200,000.01 to $300,000.00                   1          222,707            0
$300,000.01 to $400,000.00                 317      116,537,792         21.7
$400,000.01 to $500,000.00                 390      175,053,613         32.6
$500,000.01 to $600,000.00                 209      114,680,045         21.4
$600,000.01 to $700,000.00                 101       63,813,727         11.9
$700,000.01 to $800,000.00                  34       25,210,089          4.7
$800,000.01 to $900,000.00                  15       12,660,805          2.4
$900,000.01 to $1,000,000.00                30       28,452,126          5.3
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



5. Current Mortgage Interest Rate

-----------------------------------------------------------------------------
Current Mortgage Interest Rate        Count        Balance        Percent
-----------------------------------------------------------------------------
3.500% to 3.749%                             1         $981,831        0.20%
4.000% to 4.249%                             3        1,395,521          0.3
4.250% to 4.499%                         1,096      534,509,855         99.6
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



6. Remaining Terms to Stated Maturity

-----------------------------------------------------------------------------
Remaining Terms to Stated Maturity    Count        Balance        Percent
-----------------------------------------------------------------------------
334                                          2       $1,410,128        0.30%
335                                          7        3,431,927          0.6
336                                         14        5,945,687          1.1
337                                          5        2,185,310          0.4
338                                          4        2,130,140          0.4
339                                          6        2,540,019          0.5
340                                          4        2,091,891          0.4
341                                          7        2,992,085          0.6
342                                         12        5,379,501            1
343                                          9        3,917,831          0.7
344                                         84       40,282,765          7.5
345                                        151       75,091,495           14
346                                        106       52,197,022          9.7
347                                         34       16,104,884            3
348                                         25       11,873,786          2.2
349                                         22       11,162,898          2.1
350                                         22        9,720,029          1.8
351                                         16        7,971,836          1.5
352                                         18        9,965,240          1.9
353                                        279      134,434,089           25
354                                        245      121,642,581         22.7
355                                         18        9,109,198          1.7
356                                          2          984,025          0.2
357                                          5        2,315,400          0.4
358                                          3        2,007,440          0.4
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



7. Original Loan-To-Value Ratio

-----------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count        Balance        Percent
-----------------------------------------------------------------------------
0.001% to 50.000%                          148      $76,776,915       14.30%
50.001% to 60.000%                         183       89,845,795         16.7
60.001% to 70.000%                         378      187,304,004         34.9
70.001% to 75.000%                          85       41,414,390          7.7
75.001% to 80.000%                         283      131,171,994         24.4
80.001% to 85.000%                           3        1,198,792          0.2
85.001% to 90.000%                          15        7,311,968          1.4
90.001% to 95.000%                           5        1,863,348          0.3
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



8. FICO Score

-----------------------------------------------------------------------------
FICO Score                            Count        Balance        Percent
-----------------------------------------------------------------------------
N/A                                         11       $5,320,740        1.00%
500 to 619                                   2          785,899          0.1
620 to 649                                  36       17,046,831          3.2
650 to 679                                  83       39,922,456          7.4
680 to 719                                 222      108,035,246         20.1
720 to 759                                 377      182,902,310         34.1
760 to 849                                 369      182,873,726         34.1
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



9. Geographic Areas

-----------------------------------------------------------------------------
Geographic Areas                      Count        Balance        Percent
-----------------------------------------------------------------------------
AR                                           2       $1,022,292        0.20%
AZ                                          13        6,214,257          1.2
CA                                         665      322,959,851         60.2
CO                                          25       12,705,253          2.4
CT                                          20       10,483,951            2
DC                                           2          898,099          0.2
FL                                          12        5,388,790            1
GA                                          14        6,567,699          1.2
HI                                           1          618,941          0.1
IL                                          79       41,412,415          7.7
IN                                           1          334,222          0.1
KS                                           6        3,036,902          0.6
KY                                           2          730,759          0.1
MA                                          37       18,184,477          3.4
MD                                           9        4,770,432          0.9
MI                                          22       10,267,825          1.9
MN                                           6        3,831,881          0.7
MO                                           7        3,539,188          0.7
NC                                          12        5,694,579          1.1
NH                                           1          439,812          0.1
NJ                                          35       17,739,249          3.3
NV                                           2        1,347,007          0.3
NY                                          20       10,273,403          1.9
OH                                           5        2,920,314          0.5
OR                                           3        1,219,193          0.2
PA                                          15        7,305,480          1.4
RI                                           1          534,423          0.1
SC                                           3        1,209,026          0.2
TN                                           2          733,430          0.1
TX                                          24       10,896,663            2
UT                                           1          389,189          0.1
VA                                          32       13,429,906          2.5
WA                                          14        6,642,977          1.2
WI                                           7        3,145,323          0.6
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



10. Index

-----------------------------------------------------------------------------
Index                                 Count        Balance        Percent
-----------------------------------------------------------------------------
LB1                                      1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



11. Gross Margin

-----------------------------------------------------------------------------
Gross Margin                          Count        Balance        Percent
-----------------------------------------------------------------------------
2.25%                                    1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



12. Rate Ceiling

-----------------------------------------------------------------------------
Rate Ceiling                          Count        Balance        Percent
-----------------------------------------------------------------------------
8.500% to 8.999%                             1         $981,831        0.20%
9.000% to 9.499%                         1,099      535,905,376         99.8
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



13. Months to First Adjustment Date

-----------------------------------------------------------------------------
Months to First Adjustment Date       Count        Balance        Percent
-----------------------------------------------------------------------------
34                                           2       $1,410,128        0.30%
35                                           7        3,431,927          0.6
36                                          14        5,945,687          1.1
37                                           5        2,185,310          0.4
38                                           4        2,130,140          0.4
39                                           6        2,540,019          0.5
40                                           4        2,091,891          0.4
41                                           7        2,992,085          0.6
42                                          12        5,379,501            1
43                                           9        3,917,831          0.7
44                                          84       40,282,765          7.5
45                                         151       75,091,495           14
46                                         106       52,197,022          9.7
47                                          34       16,104,884            3
48                                          25       11,873,786          2.2
49                                          22       11,162,898          2.1
50                                          22        9,720,029          1.8
51                                          16        7,971,836          1.5
52                                          18        9,965,240          1.9
53                                         279      134,434,089           25
54                                         245      121,642,581         22.7
55                                          18        9,109,198          1.7
56                                           2          984,025          0.2
57                                           5        2,315,400          0.4
58                                           3        2,007,440          0.4
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



14. Delinquency

-----------------------------------------------------------------------------
Delinquency                           Count        Balance        Percent
-----------------------------------------------------------------------------
Current                                  1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



15. Property Type

-----------------------------------------------------------------------------
Property Type                         Count        Balance        Percent
-----------------------------------------------------------------------------
Single Family Dwelling                   1,033     $507,228,896       94.50%
Low-rise Condominium                        52       22,262,324          4.1
High-rise Condominium                       10        5,054,732          0.9
Co-op                                        3        1,307,295          0.2
Planned Unit Development                     2        1,033,960          0.2
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



16. Occupancy Code

-----------------------------------------------------------------------------
Occupancy Code                        Count        Balance        Percent
-----------------------------------------------------------------------------
Primary Residence                        1,094     $534,024,497       99.50%
Second Home                                  6        2,862,710          0.5
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



17. Purpose

-----------------------------------------------------------------------------
Purpose                               Count        Balance        Percent
-----------------------------------------------------------------------------
Rate-Term Refinance                        758     $373,591,565       69.60%
Purchase                                   291      138,660,266         25.8
Cash-Out Refinance                          51       24,635,377          4.6
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



18. Documentation Type

-----------------------------------------------------------------------------
Documentation Type                    Count        Balance        Percent
-----------------------------------------------------------------------------
Full Documentation                         706     $344,147,770       64.10%
Asset Only                                 200      103,782,888         19.3
Income Only                                 99       48,800,039          9.1
No Doc                                      95       40,156,510          7.5
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------



19. Interest Only

-----------------------------------------------------------------------------
Interest Only                         Count        Balance        Percent
-----------------------------------------------------------------------------
N                                        1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------
Total:                                   1,100     $536,887,207      100.00%
-----------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.